
              COMMON SHARES                                                         Shares
              OF BENEFICIAL INTEREST

Number        PAR VALUE $.001

              ORGANIZED UNDER THE LAWS
              OF THE STATE OF DELAWARE

              The Shares represented by this certificate may not be owned or         THIS CERTIFICATE
              transferred, directly or indirectly, by or to (I) the United           IS TRANSFERABLE IN
              States, or any state or political subdivision thereof, any foreign     BOSTON OR IN NEW YORK CITY
              government, any international organization, or any agency or
              instrumentality of any of the foregoing, (II) any organization         CUSIP
              (other than a farmer's cooperative described inss.521 of the           SEE REVERSE FOR CERTAIN DEFINITIONS
              Internal Revenue Code of 1988, as amended (the "Code")) that is exempt from the tax imposed by 28 U.S.C.ss.ss.1-1399 and not subject to the tax imposed by 28 U.S.C.ss.511; or (III) any rural electric or telephone cooperative described inss.1381(A)(2)(C) of the Code.

                     BLACKROCK NEW YORK MUNICIPAL BOND TRUST


     THIS CERTIFIES THAT



     IS THE OWNER OF


              FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST
     OF


     BlackRock New York Municipal Bond Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

              Witness the facsimile signatures of the duly authorized officers of the Trust.

     DATED:

     COUNTERSIGNED AND REGISTERED:
         EQUISERVE TRUST COMPANY N.A.
                      (BOSTON)
BY            TRANSFER AGENT AND REGISTRAR

                                               /s/ Anne Ackerley         /s/ Ralph L. Schlosstein
                 AUTHORIZED SIGNATURE          SECRETARY                 PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -  as tenants in common           UNIF GIFT MIN ACT--.............Custodian..............
     TEN ENT  -  as tenants by the entireties                         (Cust)                (Minor)
     JT TEN   -  as joint tenants with right
                 of survivorship and not as                        Act..................................
                 tenants in common                                                 (State)


     Additional abbreviations may also be used though not in the above list.



For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)


--------------------------------------------------------------------------------


-------------------------------------- Common Shares of Beneficial Interest
represented by the within Certificate and do hereby irrevocably constitute and appoint

-------------------------------------- Attorney to transfer the said shares on the books of the within- named Trust, with full power of substitution in the premises.

Dated________________
                                X  ____________________________________________


                                X  ____________________________________________
                          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By _______________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.